UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 7, 2004

TRUE RELIGION APPAREL, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-72802
(Commission File Number)

98-0352633
(IRS Employer Identification No.)

1525 Rio Vista Avenue, Los Angeles, CA 90023
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code 323-266-3072

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On September 7, 2004 Tonga Finance and Trading AG and Romofin AG exercised an aggregate of 900,000 share purchase warrants that they had previously purchased from our company in a private placement of units on January 15, 2004. The exercise price was $1.11 per warrant share for total proceeds of $1,000,000. The underlying warrant shares were previously registered on our Registration Statement on Form SB-2 which was declared effective by the SEC on May 13, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUE RELIGION APPAREL, INC.

/s/ Jeffrey Lubell ______
Jeffrey Lubell, President

Date: September 7, 2004